ANNUAL
                                                                          REPORT

                                                              SEPTEMBER 30, 2000

                                [GRAPHIC OMITTED]
                                [GRAPHIC OMITTED]


1-800-224-6312

CONTENTS
--------------------------------------------------------------------------------

 2  Letter to Shareholders
 3  Management's Discussion of Performance
 5  Financial Statements
10  Notes to Financial Statements
13  Report of Independent Auditors
14  Notice to Shareholders

TIP FUNDS
--------------------------------------------------------------------------------

     The TIP Funds offers a series of 19 no-load mutual funds to retail and institutional investors. The minimum initial investment in the Penn Capital Select Financial Services Fund is $2,500.
     Penn Capital Management, Inc., based in Cherry Hill, N.J., serves as the investment advisor to two and Sub-Advisor to one of the TIP Funds. The firm, founded in 1987, invests more that $700 million in fixed-income and equity portfolios on behalf of individuals and institutions. Penn Capital Management manages the Penn Capital Select Financial Services Fund. A separate investment firm manages the other mutual funds in theTIP Funds family.
     Penn Capital Management Company, Inc. also manages the Penn Capital Strategic High Yield Bond Fund a mutual fund in the TIP Funds family.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     TIP Funds shareholders receive annual and semiannual reports and monthly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-888-TIP-7654. Or they may write to TIP Funds, Box 219805, Kansas City, Missouri 64121-9805.

TO OUR SHAREHOLDERS:
--------------------------------------------------------------------------------

The Penn Capital Select Financial Services Fund seeks to generate long term capital appreciation. The Fund invests primarily in common stocks and other equity securities of U.S. financial services companies that the Fund believes have above average growth potential or that are undervalued. The Fund also invests in financial services companies that are potential merger or acquisition targets.

The Fund commenced operations on October 20, 1997 and has total net assets of $392,380 as of September 30, 2000. Since its inception, the Fund posted an annualized total return of 9.89% compared to a negative 2.56% for the NASDAQ Bank Index. For the period October 1, 1999 through September 30, 2000, the Fund posted a total return of 12.86% compared to 8.65% for the NASDAQ Bank Index.

I want to personally thank our shareholders for their confidence in us. While I am disappointed with the total assets of the Fund, I am confident that our investment style and experience will continue to justify your decision to entrust your assets to us, and encourage others to do the same.

Sincerely,

/S/Richard A. Hocker

Richard A. Hocker
CHIEF INVESTMENT OFFICER
PENN CAPITAL MANAGEMENT COMPANY, INC.

MANAGEMENT'S DISCUSSION OF PERFORMANCE
PENN CAPITAL SELECT FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

MARKET REVIEW

The Financial Services sector is finishing the year strong after a beginning marked with uncertainty. This strength has been reflected in our Penn Financial Services Fund, which returned 17% for the third quarter of 2000. These returns helped to boost Penn's performance to a 12.86% return for the fiscal year ending September 30, 2000. These returns compare very favorably with the Fund's benchmark, the NASDAQ Bank Index, which ended the year only up 8.65%.

The underperformance of the Financial Services sector in the beginning of the year appeared to be due to credit quality and interest rate concerns as well as inflation worries caused by higher energy prices. The sector was also out of favor with investors, who chose to invest more money into technology stocks. During the latter part of the year, however, the financial services sector began to turn around. One of the reasons for this turnaround has been the disappointing performance of technology stocks, which has left investors looking for more traditional opportunities. We have thus seen a large amount of money roll out of technology stocks and into the financial services sector. Consolidations, along with this new inflow of money, have been a main driver of this sector and they are predicted to increase moving into 2001. One example of this merger and acquisition trend is Bank United. Bank United is a holding in Penn's Financial Services Fund and was recently acquired by Washington Mutual. This acquisition added nicely to our performance. This sector is also taking advantage of a flat interest rate environment, which has spurred loan growth and in turn increased bank revenues.

We are very optimistic about the future trends of this sector and we are confident in our ability to outperform our benchmark moving forward into the next year.

OUR INVESTMENT APPROACH

The Fund invests primarily in common stocks and other equity securities of U.S. financial services companies, including banks, brokerage houses, insurance companies and investment advisory companies, that the Fund believes have above average growth potential or that are undervalued.

The Fund will hold a diversified portfolio of financial services companies with strong fundaments, many of which the Fund believes hold the potential to be acquired at a premium to their trading prices, measured at the time of their original acquisition by the Fund. The Fund may also purchase shares of other investment companies and foreign securities, and may purchase high yield securities (otherwise known as "junk bonds"), as a means of seeking to generate current income. Securities rated below investment grade will not constitute more than 15% of the Fund's total assets.

PENN CAPITAL FUNDS
September 30, 2000

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
IN THE PENN CAPITAL SELECT FINANCIAL SERVICES FUND, VERSUS
THE NASDAQ BANK INDEX

[GRAPHIC OMITTED]

  [PLOT POINTS FOLLOW:]

   One         Annualized
   Year       Inception to
  Return          Date
  ------      ------------
  12.86%         9.89%

           Penn Cap     NASDAQ
           --------     -------
10/31/97   $10,000      $10,000
9/30/98     10,302        9,138
9/30/99     11,293        9,059
9/30/00     12,745        9,842

These figures represent past performance. Past performance is no guarantee of future results.The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) The Penn Capital Select Financial Services Fund began operations on October 20, 1997.

SCHEDULE OF INVESTMENTS                                      PENN CAPITAL FUNDS
September 30, 2000

PENN CAPITAL SELECT                              Value
FINANCIAL SERVICES FUND               Shares     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.7%)
BANKS (62.0%)
   Astoria Financial                   451       $ 17
   Banc One                            250         10
   Bank of America                     150          8
   Bank of New York                    150          8
   Bank United, Cl A                    75          4
   Bankunited Financial, Cl A*         250          2
   CCBT Financial                      165          3
   Chase Manhattan                     340         16
   Coastal Bancorp                     660         12
   Cullen/Frost Bankers                250          8
   Deutsche Bank, Sponsored ADR        200         17
   First Union                         375         12
   Fleet Boston Financial              192          8
   Mellon Financial                    260         12
   National Penn Bancshares            734         14
   North Fork Bancorp                  525         11
   Peoples Bank                        145          3
   PNC Financial Services Group        240         16
   Seacoast Banking of Florida, Cl A   475         12
   Summit Bancorp                      330         11
   Suntrust Banks                      117          6
   United Bankshares                   185          4
   Webster Financial                   178          5
   Wells Fargo                         350         16
   Westamerica Bancorp                 250          8
                                                  ---
                                                  243
                                                  ---

FINANCIAL SERVICES (27.3%)
   Alliance Capital Management
     Holdings                          185          9
   American Express                    150          9
   Capital One Financial               195         14
   Citigroup                           397         21
   Fannie Mae                          220         16
   Legg Mason                          135          8
   Neuberger Berman                    300         18
   T. Rowe Price Associates            250         12
                                                  ---
                                                  107
                                                  ---

                                                 Value
                                      Shares     (000)
--------------------------------------------------------------------------------
INSURANCE (8.4%)
   American International Group        164       $ 16
   Metlife*                            650         17
                                                 ----
                                                   33
                                                 ----

TOTAL COMMON STOCKS
   (Cost $326)                                    383
                                                 ----
CASH EQUIVALENTS (1.5%)
   SEI Daily Income Trust Money
     Market Portfolio
     6.500%,                         3,099          3
   SEI Daily Income Trust Prime
     Obligation Portfolio
     6.470%,                         3,099          3
                                                 ----
TOTAL CASH EQUIVALENTS
   (Cost $6)                                        6
                                                 ----
TOTAL INVESTMENTS (99.2%)
   (Cost $332)                                    389
                                                 ----
OTHER ASSETS AND LIABILITIES, NET (0.8%)            3
                                                 ----
TOTAL NET ASSETS (100.0%)                        $392
                                                 ====
*NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (000)                     PENN CAPITAL FUNDS
September 30, 2000


                                                                                            PENN CAPITAL SELECT
                                                                                          FINANCIAL SERVICES FUND
------------------------------------------------------------------------------------------------------------------------------------
Assets:
   Investment Securities at Value (Cost $332)..................................                     $  389
   Cash........................................................................                         48
   Receivable for Investment Securities Sold ..................................                         31
   Receivable from Investment Adviser .........................................                         15
   Other Prepaid Expenses......................................................                          9
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets ............................................................                         492
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Accrued Expenses ...........................................................                         20
   Payable for Investment Securities Purchased.................................                         80
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities .......................................................                         100
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Portfolio shares (unlimited authorization--no par value) based on
     35,149 outstanding shares of beneficial interest ........................                         372
   Undistributed Net Investment Income.........................................                          4
   Accumulated Net Realized Loss on Investments ..............................                         (41)
   Net Unrealized Appreciation of Investments ................................                          57
------------------------------------------------------------------------------------------------------------------------------------
     Total Net Assets ........................................................                      $  392
====================================================================================================================================
Net Asset Value, Offering Price, and Redemption Price Per Share ..............                      $11.16
====================================================================================================================================

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                                 PENN CAPITAL FUNDS
September 30, 2000

                                                                                             PENN CAPITAL SELECT
                                                                                           FINANCIAL SERVICES FUND
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest ..................................................................                       $ 1
   Dividends...................................................................                       10
------------------------------------------------------------------------------------------------------------------------------------
     Total Investment Income..................................................                        11
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ...................................................                        3
   Investment Advisory Fee Waiver ............................................                        (3)
   Administration Fees .......................................................                        65
   Custodian Fees ............................................................                         1
   Transfer Agent Fees .......................................................                        19
   Professional Fees .........................................................                        18
   Trustee Fees ..............................................................                         2
   Registration Fees .........................................................                        10
   Pricing Fees ..............................................................                        --
   Printing Fees .............................................................                        10
   Amortization of Deferred Organizational Costs..............................                         6
   Insurance and Other Fees ..................................................                        --
------------------------------------------------------------------------------------------------------------------------------------
     Total Expenses ..........................................................                       131
------------------------------------------------------------------------------------------------------------------------------------
   Less: Reimbursements by Adviser............................................                      (127)
------------------------------------------------------------------------------------------------------------------------------------
     Total Net Expenses ......................................................                         4
------------------------------------------------------------------------------------------------------------------------------------
         Net Investment Income ...............................................                         7
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Loss From Securities Sold ....................................                       (21)
   Net Unrealized Appreciation
     of Investment Securities ................................................                        65
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain
            on Investments ...................................................                        44
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
      From Operations ........................................................                       $51
====================================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                      PENN CAPITAL FUNDS
For the Years Ended September 30,

                                                                                     PENN CAPITAL SELECT
                                                                                   FINANCIAL SERVICES FUND
                                                                                  -------------------------
                                                                                    2000            1999
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income ...................................................          $ 7           $   8
   Net Realized Loss on Securities Sold.....................................          (21)             (5)
   Net Unrealized Appreciation of
     Investment Securities .................................................           65             114
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting
       from Operations .....................................................           51             117
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ...................................................           (9)             (6)
   Realized Capital Gains ..................................................          (15)            (47)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions ...................................................          (24)            (53)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .............................................           70              18
   Shares Issued in Lieu of Cash Distributions..............................           24              53
   Cost of Shares Redeemed..................................................          (34)           (533)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Capital Share Transactions.............................................           60            (462)
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets ...............................           87            (398)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period....................................................          305             703
------------------------------------------------------------------------------------------------------------------------------------
     End of Period(1).......................................................         $392            $305
====================================================================================================================================
Shares Issued and Redeemed:
   Issued ..................................................................            8               1
   Issued in Lieu of Cash Distributions.....................................            2               5
   Redeemed.................................................................           (4)            (45)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Share Transactions............................            6             (39)
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes undistributed net investment income (000) of $3 and $6, as of September 30, 2000, and September 30, 1999, respectively.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                          PENN CAPITAL FUNDS

For a Share Outstanding Throughout Each Period




          Net                Realized and                         Net                  Net                  Ratio of Net
         Asset                Unrealized      Distributions      Asset                Assets      Ratio      Investment
         Value       Net        Gains      -------------------   Value                 End     of Expenses     Income
       Beginning  Investment      on       Investment  Capital    End       Total   of Period  to Average    to Average
       of Period   Income     Investments    Income     Gains   of Period  Return+    (000)    Net Assets    Net Assets
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------
PENN CAPITAL SELECT FINANCIAL SERVICES FUND
-------------------------------------------
2000     $10.74     $0.20        $1.05       $(0.31)   $(0.52)    $11.16   12.86%      $392       1.40%         2.00%
1999      10.50      0.23         0.79        (0.09)    (0.69)     10.74    9.62        305       1.40          1.17
1998(1)   10.00      0.07         0.64        (0.01)    (0.20)     10.50    6.81        703       1.40          0.68


                            Ratio of Net
              Ratio of       Investment
              Expenses     Income (Loss) to
             to Average        Average
             Net Assets       Net Assets
             (Excluding       (Excluding      Portfolio
             Waivers and      Waivers and      Turnover
           Reimbursements)  Reimbursements)      Rate
-------------------------------------------------------
-------------------------------------------
PENN CAPITAL SELECT FINANCIAL SERVICES FUND
-------------------------------------------

2000            41.09%         (37.69)%         49.67%
1999            14.54*         (11.97)         114.10
1998(1)         29.22          (27.14)         174.80


+    Returns are for the period indicated and have not been annualized.
(1) Commenced operations on October 20, 1997. All ratios are for the period and have been annualized.
The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                 PENN CAPITAL FUNDS
September 30, 2000

1.  ORGANIZATION:

TIP FUNDS (the "Trust") a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with 19 portfolios. The financial statements included herein are for the Penn Capital Select Financial Services Fund, (the "Fund"). The financial statements of the remaining portfolios are presented separately. The assets of the Fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies, and strategies.

2.  SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Subject to the foregoing, other securities for which quotations are not readily available or securities whose market quotations do not reflect market value, are valued at fair value as determined in good faith by the Board of Trustees.

     FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds on the basis of relative daily net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders at least annually. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Distributions from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

NOTES TO FINANCIAL STATEMENTS (Continued)                     PENN CAPITAL FUNDS
September 30, 2000

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3.  ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

Organization costs have been capitalized by the Fund and are being amortized over a period of sixty months. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  ADMINISTRATION, SHAREHOLDER SERVICING, AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of .09% of the average daily net assets of the Trust up to $250 million, .07% on the next $250 million, .06% on the next $250 million, .05% on the next $1.25 billion, and .04% of such assets in excess on $2 billion. There is a minimum annual fee of $65,000 payable to the Administrator for services rendered to the Fund under the Administration Agreement. The administrator may, at its sole discretion waive all or a portion of its fees.

DST Systems, Inc., (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated April 28, 1996. The Distributor receives no fees for its distribution services under this agreement.

5.  INVESTMENT ADVISORY AGREEMENT:

The Trust and Penn Capital Management Company, Inc. (the "Adviser") are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 1.00% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses of the Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.40%. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

NOTES TO FINANCIAL STATEMENTS (Concluded)                     PENN CAPITAL FUNDS
September 30, 2000

6.  INVESTMENT TRANSACTIONS:

The total cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended September 30, 2000, are as follows:

                                  PENN CAPITAL SELECT
                                FINANCIAL SERVICES FUND
                                         (000)
                                -----------------------
Purchases ...................             $219
Sales .......................             $151

At September 30, 2000, the total cost of securities for Federal income tax purposes was $337,236. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at September 30, 2000, are as follows:

                                  PENN CAPITAL SELECT
                                FINANCIAL SERVICES FUND
                                         (000)
                                -----------------------
Aggregate gross unrealized
   appreciation .............            $ 66
Aggregate gross unrealized
   depreciation .............              (9)

                                         ----
Book net unrealized appreciation           57
Less: Tax basis adjustments .              (5)
                                         ----
Tax net unrealized appreciation          $ 52
                                         ====

REPORT OF INDEPENDENT AUDITORS                                PENN CAPITAL FUNDS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
TIP FUNDS -- PENN CAPITAL SELECT FINANCIAL SERVICES FUND

     We have audited the accompanying statement of assets and liabilities of the TIP Funds - Penn Capital Select Financial Services Fund (the "Fund"), including the schedule of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating t he overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TIP Funds -- Penn Capital Select Financial Services Fund at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /S/Ernst & Young LLP

Philadelphia, Pennsylvania
November 10, 2000

                             NOTICE TO SHAREHOLDERS
                                       OF
                            TIP PENN CAP SELECT FUND
                                   (UNAUDITED)

For shareholders that do not have a September 30, 2000 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2000 taxable year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2000, each portfolio is designating the following items with regard to distributions paid during the year.

                                             LONG TERM
                                             (20% RATE)           ORDINARY
                                            CAPITAL GAIN           INCOME           TAX EXEMPT
           PORTFOLIO                        DISTRIBUTIONS       DISTRIBUTIONS        INTEREST
           ---------                        -------------       -------------       ----------
TIP Funds - Penn Capital Select
   Financial Services Fund .............        0.00%              100.00%             0.00%


                                                TOTAL            QUALIFYING
           PORTFOLIO                        DISTRIBUTIONS       DIVIDENDS (1)
           ---------                        -------------       -------------
TIP Funds - Penn Capital Select
   Financial Services Fund .............        100.00%             28.40%


-------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of "Ordinary Income Distributions".

TRUST
TIP Funds
P.O. Box 219805
Kansas City, MO 64121-9805

INVESTMENT ADVISER
Penn Capital Management Company, Inc.

DISTRIBUTOR
SEI Investments Distribution Co.

ADMINISTRATOR
SEI Investments Mutual Funds Services

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

INDEPENDENT AUDITORS
Ernst & Young LLP


To open an account, receive account information, make inquiries, or request literture:

1-800-224-6312

THIS REPORT WAS PREPARED FOR SHAREHOLDERS IN THE PENN CAPITAL FUNDS. IT MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION.


PEN-F-005-0300